SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. _____)

Filed by the Registrant     [X]
Filed by a Party other than the Registrant     [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement          [_]  Confidential, For Use of the
[_]  Definitive Proxy Statement                Commission Only (as permitted by
[_]  Definitive Additional Materials           Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-12


                           PAX WORLD GROWTH FUND, INC.
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required
   [_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)  Title of each class of securities to which transaction applies:

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         (2)  Aggregate number of securities to which transaction applies:

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         (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   [_]  Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount previously paid:

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



                                PRELIMINARY COPY





                                [PAX WORLD LOGO]




                           PAX WORLD GROWTH FUND, INC.

                                 --------------

                               PROXY STATEMENT AND
                           NOTICE OF ANNUAL MEETING OF
                                  SHAREHOLDERS

                                 --------------

                             THURSDAY, JUNE 12, 2003









                                PRELIMINARY COPY

                                TABLE OF CONTENTS


                                                                           Page
                                                                           ----
President's Letter.......................................................    -

Notice of Annual Meeting.................................................    -

Proxy Statement..........................................................    -

Proposal 1 -  To Elect a Board of Eight Directors........................    -

Proposal 2 -  To Ratify the Selection of Ernst & Young LLP as
              Independent Public Accountants of the Fund.................    -

Other Business...........................................................    -

Expenses of Proxy Solicitation...........................................    -

Shareholder Proposals....................................................    -

Security Ownership of Certain Beneficial Owners and Management...........    -

Householding of Annual Meeting Materials.................................    -

Additional Information...................................................    -

                           PAX WORLD GROWTH FUND, INC.
                                222 STATE STREET
                            PORTSMOUTH, NH 03801-3853


To the Pax World Growth Fund Shareholders:

         As an investor in the Pax World Growth Fund, Inc. (the "Fund"), you are cordially invited to attend the annual meeting (the "Meeting") of shareholders of the Fund (the "Shareholders") to be held at 9:45 a.m. on Thursday, June 12, 2003 at the Sheraton Harborside Portsmouth Hotel and Conference Center, 250 Market Street, Portsmouth, NH 03801. The purpose of the Meeting is for the Shareholders (i) to elect a Board of eight Directors, each to hold office until the next Annual Meeting of Shareholders of the Fund or until a successor shall have been chosen and shall have qualified, (ii) to ratify the selection by the Board of Directors of Ernst & Young LLP as the independent public accountants of the Fund for the year ending December 31, 2003, and (iii) to transact such other business as may properly come before the Meeting.

         In this regard, enclosed are (1) a Notice of Meeting, (2) a Proxy Statement that describes the proposals that will be submitted to shareholders for approval at the Meeting, and (3) a Proxy.

         Although we look forward to seeing you at the Meeting, if you cannot attend the Meeting, we ask that you complete, sign, date and return the accompanying proxy in the enclosed postage-paid envelope or vote by telephone or on the Internet as described in the enclosed pamphlet as soon as possible. These proposals are important and your vote is greatly appreciated.

                                                       Sincerely,

                                                       /s/ Thomas W. Grant

                                                       THOMAS W. GRANT
                                                       President

April 18, 2003
Portsmouth, NH

                           PAX WORLD GROWTH FUND, INC.
                                222 STATE STREET
                            PORTSMOUTH, NH 03801-3853

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON THURSDAY, JUNE 12, 2003


         Notice is hereby given that the annual meeting (the "Meeting") of the shareholders of Pax World Growth Fund, Inc. (the "Fund") will be held at 9:45 a.m. on Thursday, June 12, 2003 at the Sheraton Harborside Portsmouth Hotel and Conference Center, 250 Market Street, Portsmouth, NH 03801 for the following purposes:

         (1) To elect a Board of eight Directors, each to hold office until the next Annual Meeting of the Shareholders of the Fund or until a successor shall have been chosen and shall have qualified;

         (2) To ratify the selection by the Board of Directors of Ernst & Young LLP as the independent public accountants of the Fund for the year ending December 31, 2003; and

         (3) To transact such other business as may properly come before such Meeting or any adjournment thereof.

         The close of business on April 14, 2003 has been fixed as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. Only shareholders of record at the close of business on such date are entitled to notice of, and to vote at, the Meeting and any adjournment or adjournments thereof.

                                          By Order of the Board of Directors

                                          /s/ Lee D. Unterman

                                          LEE D. UNTERMAN
                                          Secretary

April 18, 2003
Portsmouth, NH


            IF YOU CANNOT ATTEND THE MEETING, PLEASE COMPLETE, DATE,
             SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED
              POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR ON THE
                 INTERNET AS DESCRIBED IN THE ENCLOSED PAMPHLET.

                           PAX WORLD GROWTH FUND, INC.
                                222 STATE STREET
                            PORTSMOUTH, NH 03801-3853

                                 PROXY STATEMENT


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Pax World Growth Fund, Inc. (the "Fund") of proxies to be used at the Annual Meeting of Shareholders to be held at 9:45 a.m. on Thursday, June 12, 2003 at the Sheraton Harborside Portsmouth Hotel and Conference Center, 250 Market Street, Portsmouth, NH 03801, and at any adjournment or adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying notice.

         Shareholders of record at the close of business on April 14, 2003, the record date, are entitled to notice of and to vote at the Meeting. As of such date, there were __________ shares of Common Stock of the Fund issued and outstanding, the holders of which are entitled to one vote per share on all matters brought before the Meeting. If you were a Shareholder as of said date, you will be entitled to vote at the Meeting and your presence is desired. IF, HOWEVER, YOU CANNOT BE PRESENT, THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY OR VOTE BY TELEPHONE OR ON THE INTERNET AS DESCRIBED IN THE ENCLOSED PAMPHLET FOR THIS PURPOSE IN ORDER TO INSURE A QUORUM AT THE MEETING.

         Representatives of Pannell Kerr Forster PC, the Fund's current independent public accountants, and Ernst & Young LLP, the independent public accounts selected by the Board of Directors for the year ending December 31, 2003, are expected to be present at the Meeting. They will have the opportunity to make a statement at the Meeting if they desire to do so and are expected to be available to respond to appropriate questions.

         The persons named in the accompanying proxy, if properly executed and returned and unless revoked, will vote the same for Proposals 1, 2 and 3 as indicated herein, unless the proxy contains contrary directions, in which case the proxy will be voted as directed. If a proxy is executed and returned without indicating any voting instructions, the shares of the Fund represented by the proxy will be voted FOR Proposals 1, 2 and 3. Any shareholder of the Fund giving a proxy prior to the Meeting may revoke it either by attending the Meeting and voting his or her shares in person or by delivering to the Fund at the above address prior to the date of the Meeting a letter of revocation or a later dated proxy. In the event that the number of shares of the Fund represented at the meeting of Shareholders on June 12, 2003 in person or by proxy is less than a majority of the number of shares of the Fund issued and outstanding on the record date, the persons named in the accompanying proxy will vote FOR an adjournment of such Meeting if a majority of the number of shares of the Fund represented in person or by proxy at such Meeting voted FOR any of the Proposals, and otherwise, will vote AGAINST an adjournment of such Meeting.

         This Proxy Statement has been mailed on or about the date hereof pursuant to instructions from the executive offices of the Fund located in Portsmouth, New Hampshire and has been sent through its transfer agent, PFPC, Inc. The Fund's Annual Report for the fiscal year that ended December 31, 2002 has already been mailed to Shareholders. Shareholders who desire an additional copy of the Annual Report may obtain it without charge by writing to the Fund at 222 State Street, Portsmouth, NH 03801-3853, telephoning the Fund at 1-800-767-1729, visiting the Fund's web site at www.paxworld.com or visiting the Securities and Exchange Commission's web site at www.sec.gov for such purpose.

         As of the record date, no Shareholder, to the knowledge of the Fund, owned beneficially more than 5% of the outstanding shares of Common Stock of the Fund.

         IF YOU CANNOT ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR ON THE INTERNET AS DESCRIBED IN THE ENCLOSED PAMPHLET AS PROMPTLY AS POSSIBLE.


PROPOSAL 1 -- TO ELECT A BOARD OF EIGHT DIRECTORS

         The purpose of this proposal is to elect a Board of Directors of the Fund. Pursuant to the provisions of the By-laws of the Fund, the Board of Directors has determined that the number of Directors shall be fixed at eight. It is intended that the accompanying proxy will be voted for the election as Directors of the eight nominees listed below, unless such authority has been withheld in the proxy, in which case the proxy will be voted as indicated thereon. In the election of Directors, those eight nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

         All of the nominees named below are currently Directors of the Fund and have served in that capacity continuously since originally elected or appointed. The nominees set forth in the first table below (Interested Nominees) are considered interested persons under the Investment Company Act of 1940, as amended, by virtue of their position or affiliation with Pax World Management Corp., the Fund's investment adviser (the "Adviser"), and/or H. G. Wellington & Co., Inc., the Funds' distributor and a brokerage firm that the Fund may use to execute brokerage transactions ("H.G. Wellington"). The nominees in the second table (Disinterested Nominees) are not considered interested persons and have no affiliation with the Adviser or H. G. Wellington. None of the directors or officers of any Fund are related to one another by blood, marriage or adoption, except that Laurence A. Shadek and James M. Shadek are brothers. If elected, each nominee will serve until the next Annual Meeting of Shareholders of the Fund or until their successor shall have been chosen and shall have qualified or as otherwise provided in the By-laws of the Fund.

--------------------------------------------------------------------------------------------------------------------
Interested Nominees
--------------------------------------------------------------------------------------------------------------------
                                       Position(s) Held                                              Number of
                                      with the Pax World                                         Portfolios in the
                                         Fund; Term of        Principal Occupation(s) During      Pax World Fund
                                     Office(1) and Length         Past 5 Years and Other        Family Overseen by
       Name, Address and Age            of Time Served      Directorships Held by the Nominee       the Nominee
------------------------------------ ---------------------- ----------------------------------- --------------------
Thomas W. Grant  (2)                 Vice Chairman of the   Mr. Grant is the Vice Chairman of            3
14 Wall Street                       Board of Directors     the Board and President of Pax
New York, NY  10005;                 and President - Pax    World Balanced Fund, Inc.
(61)                                 World Balanced Fund,   (1996-present), the President of
                                     Inc. (1996-present);   Pax World Growth Fund, Inc.
                                                            (1997-present), Pax World High
                                     President; Director    Yield Fund, Inc. (1998-present),
                                     - Pax World Growth     Pax World Money Market Fund, Inc.
                                     Fund, Inc.             (1998-present), Pax World
                                     (1997-present); and    Management Corp. (1996-present),
                                                            and H. G. Wellington & Co., Inc.
                                     President; Director    (1991-present).  Mr. Grant has
                                     - Pax World High       been associated with H. G.
                                     Yield Fund, Inc.       Wellington & Co., Inc. since 1991
                                     (1999-present).        and served previously with the
                                                            firm of Fahnestock & Co. for
                                                            twenty-six years as a partner,
                                                            managing director and senior
                                                            officer.  His duties encompassed
                                                            branch office management,
                                                            corporate finance, syndications
                                                            and municipal and corporate
                                                            bonds.  Mr. Grant is a graduate
                                                            of the University of North
                                                            Carolina (BA).

------------------------------------ ---------------------- ----------------------------------- --------------------
Laurence A. Shadek  (2)              Chairman of the        Mr. Shadek is the Chairman of the            3
14 Wall Street                       Board of Directors;    Board of Directors of Pax World
New York, NY  10005;                 Director - Pax World   Balanced Fund (1996-present), Pax
(53)                                 Balanced Fund, Inc.    World Growth Fund, Inc.
                                     (1996-present);        (1997-present), and Pax World
                                                            High Yield Fund, Inc.
                                     Chairman of the        (1999-present), an Executive Vice
                                     Board of Directors;    President of Pax World Money
                                     Director - Pax World   Market Fund, Inc. (1998-present),
                                     Growth Fund, Inc.      the Chairman of the Board of Pax
                                     (1997-present); and    World Management Corp.
                                                            (1996-present), and an Executive
                                     Chairman of the        Vice-President of H. G.
                                     Board of Directors;    Wellington & Co., Inc.
                                     Director - Pax World   (1986-present).  Mr. Shadek,
                                     High Yield Fund,       together with members of his
                                     Inc. (1999-present).   family, owns substantially all of
                                                            the outstanding shares of capital
                                                            stock of Pax World Management
                                                            Corp. and a 25.07% interest in H.
                                                            G. Wellington & Co., Inc.  Mr.
                                                            Shadek has been associated with
                                                            H. G. Wellington & Co., Inc.
                                                            since March 1986 and was
                                                            previously associated with
                                                            Stillman, Maynard & Co., where he
                                                            was a general partner.  Mr.
                                                            Shadek's investment experience
                                                            includes twelve years as a
                                                            limited partner and Account
                                                            Executive with the firm Moore &
                                                            Schley.  Mr. Shadek is a graduate
                                                            of Franklin & Marshall College
                                                            (BA) and New York University,
                                                            School of Graduate Business
                                                            Administration (MBA).  Mr. Shadek
                                                            is a member of the Board of
                                                            Trustees of Franklin & Marshall
                                                            College.

------------------------------------ ---------------------- ----------------------------------- --------------------

--------------------------------------------------------------------------------------------------------------------
Disinterested Nominees
--------------------------------------------------------------------------------------------------------------------
                                       Position(s) Held                                              Number of
                                      with the Pax World                                         Portfolios in the
                                         Fund; Term of        Principal Occupation(s) During      Pax World Fund
                                     Office(1) and Length         Past 5 Years and Other        Family Overseen by
       Name, Address and Age            of Time Served      Directorships Held by the Nominee       the Nominee
------------------------------------ ---------------------- ----------------------------------- --------------------
Carl H. Doerge, Jr.  (3)             Director - Pax World   Mr. Doerge has been a private                3
867 Remsen Lane                      Balanced Fund, Inc.    investor since 1995.  Prior to
Oyster Bay, NY 11771; (64)           (1998-present);        that, Mr. Doerge was Executive
                                                            Vice President and Managing
                                     Director - Pax World   Director of Smith Barney for
                                     Growth Fund, Inc.      approximately twenty-four years.
                                     (1997-present); and    Mr. Doerge is a Member of the
                                                            Board of Trustees, the Deputy
                                     Director - Pax World   Mayor and the Police Commissioner
                                     High Yield Fund,       of the Village of Upper Brookville,
                                     Inc. (1999-present).   New York. Mr. Doerge is also a
                                                            Member of the Board of Directors
                                                            and the Chairman of the Investment
                                                            Committee of St. Johnland Nursing
                                                            Home located in Kings Park, New
                                                            York.

------------------------------------ ---------------------- ----------------------------------- --------------------
James M. Large, Jr.  (3)             Director - Pax World   Mr. Large is the Chairman                    3
c/o Dime Bancorp, Inc.               Balanced Fund          Emeritus of Dime Bancorp, Inc.
589 Fifth Avenue                     (2001-present);        (1998-present).  Prior to that,
New York, NY  10017;                                        Mr. Large was the Chairman
(70)                                 Director - Pax World   (1995-1997) and Chief Executive
                                     Growth Fund, Inc.      Officer (1995-1996) of Dime
                                     (2001-present); and    Bancorp, Inc. and the Chairman
                                                            and Chief Executive Officer of
                                     Director - Pax World   Anchor Savings Bank / Anchor
                                     High Yield Fund,       Bancorp (1989-1995).
                                     Inc. (1999-present).

------------------------------------ ---------------------- ----------------------------------- --------------------
Joy L. Liechty                       Director - Pax World   Ms. Liechty is a Client and Sales            2
1403 Ashton Court                    Balanced Fund          Advocate and sales conference
Goshen, IN  46526;                   (1991-present); and    planner with the Mennonite Mutual
(49)                                                        Aid (MMA) Association, a
                                     Director - Pax World   faith-based socially responsible
                                     Growth Fund, Inc.      investing financial services and
                                     (1997-present).        insurance institution located in
                                                            Goshen, Indiana.  Ms. Liechty has
                                                            been associated with that
                                                            organization since 1976, serving
                                                            as the Manager of Client Services
                                                            from 1980 to 1989, and in her
                                                            current role since 1989.

------------------------------------ ---------------------- ----------------------------------- --------------------

------------------------------------ ---------------------- ----------------------------------- --------------------
Sanford C. Sherman  (3)              Director - Pax World   Mr. Sherman is a Trustee of the              2
91 Hillside Drive                    Balanced Fund, Inc.    Piscataqua Savings Bank,
Portsmouth, NH  03801;               (1992-present); and    Portsmouth, New Hampshire
(65)                                                        (1972-present) and the Chairman
                                     Director - Pax World   of the Piscataqua Savings Bank
                                     Growth Fund, Inc.      Trust Committee (1997-present).
                                     (1999-present).        Mr. Sherman was the Chief
                                                            Executive Officer until December
                                                            31, 2000, and was the President and
                                                            Chief Executive Officer until
                                                            December 31, 1999, of the
                                                            Piscataqua Savings Bank - positions
                                                            he held since April 1981. For 21
                                                            years prior thereto, Mr. Sherman
                                                            held various other positions with
                                                            the bank, including Vice President
                                                            and Treasurer. Mr. Sherman is also
                                                            the Vice Chairman of the Portsmouth
                                                            Regional Hospital Board of Trustees
                                                            (1997-present).

------------------------------------ ---------------------- ----------------------------------- --------------------
Nancy S. Taylor                      Director - Pax World   Dr. Taylor is the President and a            2
600 Salem End Road                   Balanced Fund, Inc.    Minister of the Massachusetts
Framingham, MA  01702;               (1997-present); and    Conference of the United Church
(47)                                                        of Christ (2001-present).  Dr.
                                     Director - Pax World   Taylor previously served as a
                                     Growth Fund, Inc.      Senior Minister with the First
                                     (1997-present).        Congregational Church in Boise,
                                                            Idaho and has been associated
                                                            with that organization since
                                                            1992.  Prior to that, Dr. Taylor
                                                            was an Associate Minister with
                                                            the Immanuel Congregational
                                                            Church in Hartford, Connecticut
                                                            for approximately five years.
                                                            Dr. Taylor was a co-founder of
                                                            Idaho Voices of Faith for Human
                                                            Rights, Inc. and of the Idaho
                                                            Human Rights Education Center,
                                                            and served as a director of the
                                                            Ada County Human Rights Task
                                                            Force (1994-2001) and the High
                                                            Horizon Housing Corporation
                                                            (1992-2001).  Dr. Taylor is also
                                                            a member of the Board of
                                                            Directors of the Andover Newton
                                                            Theological School (2002-present)
                                                            and the Massachusetts
                                                            Congregational Fund
                                                            (2002-present).

------------------------------------ ---------------------- ----------------------------------- --------------------
Esther J. Walls, M.L.S.              Director - Pax World   Ms. Walls was Associate Director             3
Apartment 29-J                       Balanced Fund, Inc.    of Libraries, State University of
160 West End Avenue                  (1981-present);        New York, Stony Brook, Long
New York, NY 10023                                          Island, NY (1974-1990).  Ms.
(76)                                 Director - Pax World   Walls was also a member of the
                                     Growth Fund, Inc.      Boards of Directors of UNICEF and
                                     (2002-present); and    the International Relations
                                                            Committee of the American Library
                                     Director - Pax World   Association.  In 1948, Ms. Walls
                                     High Yield Fund,       was the first African American
                                     Inc. (1999-present).   woman at the University of Iowa
                                                            to be elected to Phi Beta Kappa.

------------------------------------ ---------------------- ----------------------------------- --------------------

(1) Directors of the Fund are elected each year at the Fund's Annual Meeting of Shareholders and hold office until the next Annual Meeting of Shareholders of the Fund or until a successor shall have been chosen and shall have qualified.

(2) Designates a member of the Investment Committee of the Fund. The Investment Committee has the responsibility of overseeing the Fund's investments.

(3) Designates a member of the Audit Committee of the Fund. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance.

         Along with those Directors and Officers mentioned above, the following are Officers of the Fund.

----------------------------------------- ------------------------------ ------------------------------------------
                                            Position(s) Held with the
                                            Pax World Funds; Term of       Principal Occupation(s) During Past 5
                                          Office(1) and Length of Time     Years and Other Directorships Held by
         Name, Address and Age                       Served                             the Officer
----------------------------------------- ------------------------------ ------------------------------------------
Anita D. Green                            Co-Treasurer - Pax World       Ms. Green serves as the Director of
c/o Pax World Management Corp.            Balanced Fund, Inc.            Social Research and Corporate Activity
222 State Street                          (1998-present);                for the Pax World Funds and Pax World
Portsmouth, NH 03801-3853;                                               Management Corp. (1996-present) and was
(38)                                      Assistant Treasurer  - Pax     the Manager - Shareholder Services for
                                          World Growth Fund, Inc.        the Pax World Funds and Pax World
                                          (1997-present); and            Management Corp. (1990-2000).  Ms. Green
                                                                         is also a Co-Treasurer of Pax World
                                          Assistant Treasurer - Pax      Management Corp. (1998-present).  Ms.
                                          World High Yield Fund, Inc.    Green is a member of the Board of
                                          (1999-present).                Directors of the Social Investment Forum
                                                                         (SIF), the steering committee of the SIF
                                                                         International Working Group, and the
                                                                         advisory committee of the Shareholder
                                                                         Action Network.

----------------------------------------- ------------------------------ ------------------------------------------
                                          Assistant Treasurer            Ms. Guilmette is the Broker/Dealer
Michelle L. Guilmette                     (1997-present) and Assistant   Representative for the Pax World Funds
c/o Pax World Management Corp.            Secretary (1999-present) -     and Pax World Management Corp.
222 State Street                          Pax World Balanced Fund,       (1999-present) and was a Shareholder
Portsmouth, NH 03801-3853;                Inc.;                          Services Representative for the Pax
(29)                                                                     World Funds and Pax World Management
                                          Assistant Secretary -  Pax     Corp. (1992-1999).
                                          World Growth Fund, Inc.
                                          (1999-present); and

                                          Assistant Secretary - Pax
                                          World High Yield Fund, Inc.
                                          (2000-present).

----------------------------------------- ------------------------------ ------------------------------------------

----------------------------------------- ------------------------------ ------------------------------------------
James M. Shadek                           Treasurer - Pax World Growth   Mr. Shadek is a Senior Vice President
14 Wall Street                            Fund, Inc. (1997-present);     for Social Research of Pax World
New York, NY 10005;                       and                            Management Corp. (1996-present) and an
(50)                                                                     Account Executive with H.G. Wellington &
                                          Treasurer - Pax World High     Co., Inc. (1986-present).  Mr. Shadek,
                                          Yield Fund, Inc.               together with members of his family,
                                          (1999-present).                owns substantially all of the
                                                                         outstanding shares of capital stock of
                                                                         Pax World Management Corp. and a 25.07%
                                                                         interest in H.G. Wellington & Co., Inc.

----------------------------------------- ------------------------------ ------------------------------------------
Janet Lawton Spates                       Co-Treasurer - Pax World       Ms. Spates is the Chief Financial
c/o Pax World Management Corp.            Balanced Fund, Inc.            Officer for the Pax World Funds and Pax
222 State Street                          (1998-present);                World Management Corp. (1992-present).
Portsmouth, NH 03801-3853;                                               Ms. Spates is also a Co-Treasurer of Pax
(32)                                      Assistant Treasurer - Pax      World Management Corp. (1998-present).
                                          World Growth Fund, Inc.
                                          (1997-present); and

                                          Assistant Treasurer - Pax
                                          World High Yield Fund, Inc.
                                          (1999-present).

----------------------------------------- ------------------------------ ------------------------------------------
Lee D. Unterman                           Secretary - Pax World          Mr. Unterman is a Partner with the law
c/o Kurzman Karelsen & Frank, LLP         Balanced Fund, Inc.            firm of Kurzman Karelsen & Frank, LLP,
230 Park Avenue                           (1997-present);                New York, NY (2000-present) and was a
New York, NY 10169;                                                      Partner with the law firms of Bresler
(52)                                      Secretary - Pax World Growth   Goodman & Unterman, LLP (1997-2000) and
                                          Fund, Inc. (1997-present);     Broudy & Jacobson, New York, NY
                                          and                            (1988-1997).

                                          Secretary - Pax World High
                                          Yield Fund, Inc.
                                          (1999-present).

----------------------------------------- ------------------------------ ------------------------------------------

(1) Officers of the Fund are elected each year at the Fund's Annual Meeting of the Board of Directors and hold office until the next Annual Meeting of the Board of Directors of the Fund or until a successor shall have been chosen and shall have qualified.


OWNERSHIP OF SHARES IN THE PAX WORLD FUND FAMILY

         The following table shows the amount of equity securities owned by each member of the Board of Directors of the Fund (i) in the Fund and (ii) in all registered investment companies in the Pax World Fund Family overseen by such member as of December 31, 2002:

--------------------------------------- -------------------------- -------------------------------
                                                                     Aggregate Dollar Range of
                                                                      Equity Securities in All
                                                                      Funds Overseen or to be
                                         Dollar Range of Equity      Overseen by the Nominee in
                                         Securities in the Fund      the Pax World Fund Family
--------------------------------------- -------------------------- -------------------------------
--------------------------------------- -------------------------- -------------------------------
         Interested Directors
--------------------------------------- -------------------------- -------------------------------
Mr. Thomas W. Grant                               _____                        _____
--------------------------------------- -------------------------- -------------------------------
Mr. Laurence A. Shadek                            _____                        _____
--------------------------------------- -------------------------- -------------------------------

--------------------------------------- -------------------------- -------------------------------
       Disinterested Directors
--------------------------------------- -------------------------- -------------------------------
Mr. Carl H. Doerge, Jr.                           _____                        _____
--------------------------------------- -------------------------- -------------------------------
Mr. James M. Large, Jr.                           _____                        _____
--------------------------------------- -------------------------- -------------------------------
Ms. Joy L. Liechty                                _____                        _____
--------------------------------------- -------------------------- -------------------------------
Mr. Sanford C. Sherman                            _____                        _____
--------------------------------------- -------------------------- -------------------------------
Dr. Nancy S. Taylor                               _____                        _____
--------------------------------------- -------------------------- -------------------------------
Ms. Esther J. Walls                               _____                        _____
--------------------------------------- -------------------------- -------------------------------

COMPENSATION OF DIRECTORS

         The Fund currently pays each of its interested directors a fee of $300, and each of its disinterested directors a fee of $1,000, for attendance at each meeting of the Board of Directors of the Fund. Members of the Board of Directors of the Fund are also reimbursed for their travel expenses for attending meetings of the Board of Directors. In addition, the Fund pays $500 to each member of its Audit Committee for attendance at each meeting of its Audit Committee, plus reimbursement for travel expenses incurred in connection with attending such meetings. Other than the foregoing amounts, none of the members of the Board of Directors of the Fund receives compensation from the Fund for services performed as a member of the Board of Directors of the Fund.

         The following table sets forth certain information relating to all directors of the Fund and for each of the three highest paid executive officers of the Fund who received aggregate compensation from the Fund for the most recently completed fiscal year exceeding $60,000:

-------------------------------------- ------------------- ------------------ ------------------ -------------------
                                                                                                       Total
                                                              Pension or                         Compensation from
                                                              Retirement                          the Fund and the
                                           Aggregate       Benefits Accrued   Estimated Annual     Pax World Fund
                                       Compensation from    as Part of Fund     Benefits Upon      Family Paid to
     Name of Person and Position            the Fund           Expenses          Retirement          Directors*
-------------------------------------- ------------------- ------------------ ------------------ -------------------
-------------------------------------- ------------------- ------------------ ------------------ -------------------
        Interested Directors
-------------------------------------- ------------------- ------------------ ------------------ -------------------
Mr. Thomas W. Grant                          _____               _____              _____              _____
-------------------------------------- ------------------- ------------------ ------------------ -------------------
Mr. Laurence A. Shadek                       _____               _____              _____              _____
-------------------------------------- ------------------- ------------------ ------------------ -------------------

-------------------------------------- ------------------- ------------------ ------------------ -------------------
       Disinterested Directors
-------------------------------------- ------------------- ------------------ ------------------ -------------------
Mr. Carl H. Doerge, Jr.                      _____               _____              _____              _____
-------------------------------------- ------------------- ------------------ ------------------ -------------------
Mr. James M. Large, Jr.                      _____               _____              _____              _____
-------------------------------------- ------------------- ------------------ ------------------ -------------------
Ms. Joy L. Liechty                           _____               _____              _____              _____
-------------------------------------- ------------------- ------------------ ------------------ -------------------
Mr. Sanford C. Sherman                       _____               _____              _____              _____
-------------------------------------- ------------------- ------------------ ------------------ -------------------
Dr. Nancy S. Taylor                          _____               _____              _____              _____
-------------------------------------- ------------------- ------------------ ------------------ -------------------
Ms. Esther J. Walls                          _____               _____              _____              _____
-------------------------------------- ------------------- ------------------ ------------------ -------------------

*The total compensation paid to such persons by the Fund and the Pax World Fund Family for the fiscal year ended December 31, 2002. The parenthetical number represents the number of investment companies (including the Pax World Money Market Fund) from which such person receives compensation that are considered part of the Pax World Fund Family, because, among other things, they have a common investment adviser or sub-adviser.

         Director's fees paid by Pax World Balanced Fund, Inc., the Fund, Pax World High Yield Fund, Inc. and Pax World Money Market Fund, Inc. in 2002 and travel expenses reimbursed by Pax World Balanced Fund, Inc., the Fund, Pax World High Yield Fund, Inc. and Pax World Money Market Fund, Inc. in 2002 to members of the Board of Directors are as follows:

                             Pax World Balanced    Pax World Growth      Pax World High       Pax World Money
                                 Fund, Inc.           Fund, Inc.        Yield Fund, Inc.     Market Fund, Inc.
                             ------------------    ----------------     ----------------     -----------------
Mr. Carl H. Doerge, Jr.            $_____               $_____               $_____           Not Applicable
Mr. Thomas W. Grant                $_____               $_____               $_____           Not Applicable
Mr. James M. Large                 $_____               $_____               $_____           Not Applicable
Ms. Joy L. Liechty                 $_____               $_____           Not Applicable       Not Applicable
Mr. Laurence A. Shadek             $_____               $_____               $_____           Not Applicable
Mr. Sanford C. Sherman             $_____               $_____           Not Applicable       Not Applicable
Dr. Nancy S. Taylor                $_____               $_____           Not Applicable       Not Applicable
Ms. Esther J. Walls                $_____               $_____               $_____           Not Applicable

         Substantially all of the issued and outstanding shares of capital stock of the Adviser are currently owned by Mr. Laurence A. Shadek and his three siblings, Messrs. Thomas F. Shadek and James M. Shadek and Ms. Katherine Shadek Boyle. In addition, the Shadek family has a twenty-five and seven one hundredths percent (25.07%) ownership interest in H.G. Wellington. Brokerage commissions paid by the Fund to H. G. Wellington during 2001 and 2002 totaled $38,919 and $_____, respectively (76.7% and _____%, respectively, of total commissions for 2001 and 2002). Thomas W. Grant, the President of the Adviser and H. G. Wellington, has less than a 5% ownership interest in H. G. Wellington.

         The Board of Directors of the Fund held a total of four (4) meetings during the year ended December 31, 2002. The Board has an Audit Committee consisting of Messrs. Carl H. Doerge, Jr., James M. Large, Jr. and Sanford C. Sherman and an Investment Committee consisting of Messrs. Laurence A. Shadek, Thomas W. Grant and Paul I. Gulden, Jr. (Portfolio Manager of the Fund). The Audit Committee has responsibility for overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Fund's Board of Directors has determined that the Fund has three "financial experts" (as defined under Regulation S-K of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended) serving on its Audit Committee, namely Messrs. Carl H. Doerge, Jr., James M. Large, Jr. and Sanford C. Sherman. The Investment Committee has the responsibility of overseeing the investments of the Fund. The Fund has no nominating committee or other standing committee. The Audit Committee held two
(2) meetings during the year and the Investment Committee held two (2) meetings during the year. Each director attended all of the meetings of the Board of Directors and the committee(s) upon which they served.


PROPOSAL 2 -- TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE FUND

         The Board of Directors of the Fund, on the recommendation of the Audit Committee of the Board of Directors, has unanimously approved the selection of Ernst & Young LLP ("EY") as the independent public accountants of the Fund for the fiscal year ending December 31, 2003 and hereby seeks shareholder ratification of such selection. EY has advised the Fund that neither EY nor any of its members has, or has had in the past three years, any financial interest in the Fund or any relation to the Fund other than their duties as auditors and accountants. At a meeting of the Board of Directors of the Fund held on March 13, 2003, the Board of Directors unanimously voted to terminate the retention of Pannell Kerr Forster, P.C. ("PKF") as the independent public accountants of the Fund as a result of the Board's concern about the accuracy of certain tax advice provided by PKF to Pax World Balanced Fund, Inc. (the "Balanced Fund") and Pax World High Yield Fund, Inc. (the "High Yield Fund") in prior years. In particular, PKF caused the Balanced Fund to pay state income taxes to the State of New Hampshire for fiscal years 1991 through 2001, inclusive, and the High Yield Fund to pay such taxes to the State of New Hampshire for fiscal years 1999 through 2001, inclusive, even though a statutory exemption was available. An application for a refund of those taxes has been made to the State of New Hampshire and the Balanced Fund and High Yield Fund are also seeking reimbursement from PKF of the amount paid for those taxes. Shareholders should note that there have been no disagreements between the Fund and PKF on any matter of accounting principles or practices and PKF has never rendered an adverse or qualified opinion about the Fund's financials. Under the circumstances, however, and notwithstanding the fact that the Audit Committee of the Board of Directors and the Board of Directors of the Fund have been pleased, in general, with the services rendered by PKF to the Pax World Fund Family for the past twenty years, the Board of Directors of the Fund, acting upon the recommendation of the Audit Committee of the Board of Directors, felt it necessary and appropriate to seek new independent public accountants for the Fund. Representatives of EY and PKF are expected to be present at the Meeting, will be given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

         AUDIT FEES. The aggregate fees billed the Fund by PKF for professional services rendered by PKF for the audit of the Fund's annual financial statements for the most recent fiscal year and the review of the financial statements included in the Fund's interim reports was $_____.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION. The aggregate fees billed the Fund, the Adviser and each entity controlling, controlled by, or under common control with the Adviser that provides services to the Fund for professional services rendered by PKF for financial information systems design and implementation for the most recent fiscal year was $_____.

         ALL OTHER FEES. The aggregate fees billed the Fund, the Adviser and each entity controlling, controlled by, or under common control with the Adviser that provides services to the Fund for services rendered by PKF, other than the services described under the captions "Audit Fees" and "Financial Information Systems Design and Implementation" for the most recent fiscal year was $_____.

         The Audit Committee of the Board of Directors of the Fund considered whether the provision of the services described under the captions "Audit Fees", "Financial Information Systems Design and Implementation", and "All Other Fees", above, is compatible with maintaining PKF's independence and determined that it was compatible.

         The percentage of the hours expended on PKF's engagement to audit the Fund's financial statements for the most recent fiscal year that were attributed to work performed by persons other than PKF's full-time, permanent employees was
_____.


                                 OTHER BUSINESS

         The Directors of the Fund are not aware of any other business to be acted upon at the Meeting other than described herein. It is not anticipated that other matters will be brought before the Meeting. If, however, other matters are duly brought before the Meeting, or any adjournments thereof, the persons appointed as proxies will have discretion to vote or act thereon according to their best judgment.


                         EXPENSES OF PROXY SOLICITATION

         The cost of the Meeting, including the solicitation of proxies, will be borne by the Fund. The proposed solicitation of proxies will be made by mail but supplemental solicitations may be by mail, telephone, or telegraph personally by shareholder service representatives and/or officers of the Fund who will not be additionally compensated for providing such services. It is anticipated that the cost for such supplemental solicitations, if any, would be nominal. The Fund will forward to any record owners proxy materials for any beneficial owner that such record owners may request.


                              SHAREHOLDER PROPOSALS

         If a shareholder of the Fund wants to include a proposal in the Fund's proxy statement and form of proxy for presentation at the 2004 Annual Meeting of Shareholders, the proposal must be received by December [20], 2003 and must otherwise comply with the rules of the Securities and Exchange Commission relating to the submission of shareholder proposals. Proposals must be mailed to the Fund's principal executive offices at 222 State Street, Portsmouth, NH 03801-3853 Attention: Secretary. A shareholder proposal not included in the Fund's proxy statement for the 2004 Annual Meeting of Shareholders will be ineligible for presentation at that meeting.


                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                                Name and Address of          Amount and Nature of
      Title of Class              Beneficial Owner           Beneficial Ownership           Percent of Class
      --------------            -------------------          --------------------           ----------------
Interested Directors and Officers

Common Stock                 Mr. Thomas W. Grant             _____ shares of the Common          _____%
                                                             Stock of the Fund
Common Stock                 Mr. Laurence A. Shadek          _____ shares of the Common          _____%
                                                             Stock of the Fund

Disinterested Directors and Officers

Common Stock                 Mr. Carl H. Doerge, Jr.         _____ shares of the Common          _____%
                                                             Stock of the Fund
Common Stock                 Mr. James M. Large, Jr.         _____ shares of the Common          _____%
                                                             Stock of the Fund
Common Stock                 Ms. Joy L. Liechty              _____ shares of the Common          _____%
                                                             Stock of the Fund
Common Stock                 Mr. Sanford C. Sherman          _____ shares of the Common          _____%
                                                             Stock of the Fund
Common Stock                 Dr. Nancy S. Taylor             _____ shares of the Common          _____%
                                                             Stock of the Fund
Common Stock                 Ms. Esther J. Walls             _____ shares of the Common          _____%
                                                             Stock of the Fund


                    HOUSEHOLDING OF ANNUAL MEETING MATERIALS

         The Securities and Exchange Commission permits the delivery of a single set of annual reports and proxy statements to any household at which two or more shareholders reside, if the shareholders consent. Each shareholder will continue to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information you receive, as well as the Fund's expenses.

         If you prefer to receive separate copies of the Fund's proxy statement or annual report, either now or in the future, the Fund will promptly deliver, upon your written or oral request, a separate copy of the proxy statement or annual report, as requested, to any shareholder at such shareholder's address to which a single copy was delivered. Notice should be given by writing to the Fund at 222 State Street, Portsmouth, NH 03801-3853 or telephoning the Fund at 1-800-767-1729. If you are currently a shareholder of the Fund sharing an address with another shareholder of the Fund and wish to have only one annual report and proxy statement delivered to your household in the future, please contact us at the same address or telephone number.


                             ADDITIONAL INFORMATION

         The officers of the Fund are responsible for the day-to-day operations of the Fund and the Board of Directors of the Fund is responsible for the general policy of the Fund; Pax World Management Corp., 222 State Street, Portsmouth, NH 03801-3853 is the adviser to the Fund; the Fund's shares are distributed through a distribution expense plan maintained by the Fund pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended; and H.G. Wellington & Co., Inc., 14 Wall Street, New York, NY 10005, serves as distributor of the Fund's shares and, for nominal consideration and as agent for the Fund, solicits orders for the purchase of Fund shares, provided, however, that orders are not binding on the Fund until accepted by the Fund as principal.

PROXY                                                                     PROXY

                           PAX WORLD GROWTH FUND, INC.
                                 C/O PFPC, INC.
                         400 BELLEVUE PARKWAY, SUITE 108
                              WILMINGTON, DE 19809

                                      PROXY
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON THURSDAY, JUNE 12, 2003


         THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PAX WORLD GROWTH FUND, INC.

         The undersigned hereby appoints Laurence A. Shadek and/or Lee D. Unterman as Proxies, each with full powers to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Pax World Growth Fund, Inc. held on record by the undersigned on April 14, 2003, at the annual meeting of shareholders to be held on Thursday, June 12, 2003 or at any adjournment or adjournments thereof.

              VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                        VOTE BY TELEPHONE: 1-800-597-7836
                        CONTROL NUMBER: 999 9999 9999 999

                                 NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. PLEASE DO NOT INDICATE ADDRESS CORRECTIONS OR CHANGES, REGISTRATION CHANGES OR ANY OTHER INFORMATION ON THIS CARD.

                                 _______________________________________________
                                 Signature

                                 _______________________________________________
                                 Signature of joint owner, if any

                                 ________________________________________, 2003
                                 Date

                                 I plan to attend the Meeting   Yes [_]   No [_]


 PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR ON THE INTERNET AS DESCRIBED IN
                             THE ENCLOSED PAMPHLET.

                           PAX WORLD GROWTH FUND, INC.
                   ANNUAL SHAREHOLDERS MEETING - JUNE 12, 2003

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ADOPTION OF PROPOSALS 1, 2 AND 3 AS SAID PROXIES, AND EACH OF THEM, MAY DETERMINE.


                                    PROPOSALS

1.   To elect the following eight nominees as Directors of the Fund:

     01  Carl H. Doerge, Jr.   02  Thomas W. Grant     03  James M. Large, Jr.
     04  Joy L. Liechty        05  Laurence A. Shadek  06  Sanford C. Sherman
     07  Nancy S. Taylor       08  Esther J. Walls

               [ ]   FOR ALL

               [ ]   WITHHOLD ALL

               [ ]   FOR ALL EXCEPT

               To withhold authority to vote for any individual nominee(s), mark the "FOR ALL EXCEPT" box and write the number(s) of such nominee(s) on the line below:

               ------------------------------------------------------


2. To ratify the selection of Ernst & Young LLP as the independent public accountants of the Fund.

            [ ] FOR      [ ] AGAINST      [ ] ABSTAIN


3. In their discretion, on all other business that may properly come before the Meeting and any adjournment or adjournments thereof.

            [ ] FOR      [ ] AGAINST      [ ] ABSTAIN



                        PLEASE SIGN ON THE REVERSE SIDE.

                          YOUR PROXY VOTE IS IMPORTANT!

        AND NOW YOU CAN VOTE YOUR PROXY BY TELEPHONE OR ON THE INTERNET.


IT SAVES MONEY! Telephone and Internet voting saves postage costs - savings that can help to minimize Fund expenses.

IT SAVES TIME!  Telephone and Internet voting is instantaneous - 24 hours a day.

IT'S EASY!  Just follow these simple steps:

     1.   Read your Proxy Statement and have it at hand.

     2. Call toll-free 1-800-597-7836 or go to website https://vote.proxy-direct.com.

     3.   Enter your 14 digit CONTROL NUMBER from your Proxy Card.

     4.   Follow the recorded or on-screen directions.

     5. Do NOT mail your Proxy Card when you vote by telephone or on the Internet.

                                I M P O R T A N T
                                -----------------


                       PLEASE SEND IN YOUR PROXY... TODAY!

Please sign and date the enclosed proxy and return it promptly. This will help save the expense of follow-up letters and telephone calls to shareholders who have not responded.


                            COME AND MEET PAX WORLD!

We'd love to meet you! We invite you to join us for the Pax World Annual Shareholders Meeting on June 12, 2003 in Portsmouth, NH. Come and hear reports from the Chairman of the Board, President, Portfolio Managers and Director of Social Research.


                          (See other side for details.)

                      PAX WORLD ANNUAL SHAREHOLDERS MEETING


WHERE: Sheraton Harborside Hotel ~ 250 Market Street ~ Portsmouth, NH

WHEN: Thursday, June 12, 2003 - 9:45am - 1pm

WHEN YOU VOTE, PLEASE LET US KNOW IF YOU PLAN TO JOIN US FOR THE MEETING!


     o    Check the RSVP box on your Proxy Vote Card, or

     o Click on the RSVP box on the Proxy Vote website (details on the Proxy Vote Card), or

     o    RSVP when you vote by phone at 1-800-597-7836

                IF YOU PLAN TO VOTE YOUR SHARES AT THE MEETING,
YOU MAY RSVP BY CALLING US AT 1-800-767-1729 OR BY E-MAIL AT info@paxworld.com.

       PLEASE RSVP BEFORE JUNE 1ST. Continental Breakfast will be served.






                                      -3-